

TRANSFORMING THE WORLD THROUGH INNOVATIVE OCEAN ENERGY SOLUTIONS

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OCEAN POWER TECHNOLOGIES

INVESTOR PRESENTATION

March 2017


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FORWARD-LOOKING STATEMENT

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys®; increasing the power output of PowerBuoys; hiring new key employees; expected costs of PowerBuoy product; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

COMPANY DESCRIPTION

- Pennington, New Jersey headquarters
- Nasdaq (OPTT)
- Market capitalization: $16M as of 3/4/17
- Patented, proprietary technology
  (Over 65 patents awarded and pending)
- 30 employees with an engineering team of 20 members including masters and PhD level

Currently offering a fully commercial PowerBuoy® product: PB3


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COMPANY HIGHLIGHTS

- Strong intellectual property portfolio
- Critical end markets, including oil & gas, ocean observing, defense & security and communications
- Estimated $8.5B total addressable market[1]
- New management
- Commercial product

1. Based off The National Oceanographic and Atmospheric Administration ("NOAA") Ocean Enterprise Report for 2016


1/6
U.S. jobs are marine-related
>10,000 sites of oil & gas comes from offshore: ~7,500 sites
70%
of the Earth covered by oceans
>1,300
US ocean observing stations are deployed
$7B [1]
US Revenue in 2016 from Ocean Enterprise
45%
borders & security expenditures are maritime

OUR OCEANS

Our oceans represent a tremendous, untapped source of energy and are critical to issues such as climate, weather, energy, communications, defense and security

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OCEAN POWER TECHNOLOGIES

1. Based off The National Oceanographic and Atmospheric Administration ("NOAA") Ocean Enterprise Report for 2016

CHALLENGES OF INCUMBENT SOLUTIONS

Incumbent solutions such as battery buoys or on-site vessels

- Expensive
- Intermittent and unreliable data collection
- No real-time data transmission
- Insufficient power
- Limited to single-use applications
- Limited data density
- No awareness of failures
- Limited or no data processing

How do reliable, persistent power and communications create market opportunities?



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THE SOLUTION:

PB3 PowerBuoy

Power and communications platform for remote offshore applications

- Considerable life-cycle cost savings compared with incumbent solutions
- Provides up to 3 kilowatts (kW) of peak power
- Site-dependant average daily generated power up to 2 kilowatts (kW)
- 300 watts of continuous ride-through power capability in no wave days
- Real-time data communication
- Can provide power for multiple applications at the same site

PB3 PowerBuoy – How It Works



10 Ft.
above
waterline
Float
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30 Ft.
below
waterline
Spar
Heave Plate

- Floating system, anchored to the sea floor down to 3,000 feet
- Heave plate and spar remain motionless in the water
- Float moves independent of the spar in response to wave motion
- Float motion drives electrical generator
- Electricity is stored on-board, or used for nearby applications

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TARGET MARKETS


Total Addressable Market (TAM)
HIGH
Market Readiness
LOW
$2B TAM Ocean Observing
$2.5B TAM Oil & Gas
$3.5B TAM Defense & Security
$0.5B TAM Communications
1-3 Years
2-5 Years
Beyond 5 Years
Commercial Adoption

POWERBUOY ADDRESSES POWER NEEDS IN GLOBALLY IMPORTANT END-MARKETS
ESTIMATED TOTAL ADDRESSABLE MARKET (TAM) OF $8.5B

OCEAN OBSERVING

- Data collection, processing and real-time communications
- PowerBuoy potentially transforms ocean environment intelligence


Ocean
Observing
$2B TAM
OPT Targeting
10%



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OCEAN OBSERVING

Applications Include:

- Weather forecasting
- Climate change
- Ocean seismometry
- Ocean currents
- Environmental & biological monitoring

Lower life-cycle cost with greater power and persistence


NORTH PACIFIC OCEAN
NORTH ATLANTIC OCEAN
AUSTRALIA
SOUTH AMERICA
3000km
esri
Esri, GEBCO, IHO-IOC GEBCO, NGS | Esri, GEBCO, D...


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OIL AND GAS

- Trending toward deeper waters
- Industry investing in new technologies
- PowerBuoy presents cost-saving opportunities
- > 10,000 sites require power



Oil & Gas
$2.5B TAM
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20%



Applications Include:

- Charging stations for subsea drones (AUV)
- Equipment monitoring
- Communications
- Site safety and security
- Subsea battery charging
- Seismic mapping
- Reservoir management

OIL & GAS

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DEFENSE & SECURITY

- Detection and early warning systems require persistent power and real-time communications
- Remote sensing stations for maritime security



Defense & Security $3.5B TAM
OPT Targeting 10%



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Renewable Power
High Bandwidth Comms
20 Kw-Hr Power Storage
Intrusion Detection/Alert
MetOcean Sensing
Tethered ROV
Power/Data Umbilical
UUV Dock (Power/Data)

Applications include:

- Remote radar & sonar stations
- Electro-optical and infrared sensors
- Networks and communications
- Charging stations for subsea drones (AUV)



COMMUNICATIONS: CELLULAR/WI-FI OVER WATER

- Maritime communications limited to costly satellite
- Military and civilian remote wi-fi and cellular communications

Applications include:

- Range extension for marine and coastal waterways and airways
- Voice and data relay stations


Communications
$0.5B TAM
OPT Targeting
10%

BUSINESS DEVELOPMENT ACTIVITIES



Business Development Since 2015
5 markets addressed
200 market companies & organizations engaged
36% of engagements are at the executive level
3/4 of engagements are domestic
36% of engagements moved to advanced discussions

Estimated Sales Process & Timeline



Projected Timeline
2015
2016
2017
2018
90%
80%
70%
60%
50%
40%
30%
20%
10%
Probability of Revenues
Step 6: Qualification and Subsequent Orders
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Step 5: Application Demonstration
Step 4: Request for Proposal and Response
Step 3: NDA and Application Discussion
Step 2: Technology Discussion
Step 1: Initial Contact and Introduction
Improved Timeline
Baseline Timeline
6-months
1-Year
1 1/2 Years
2-Years
Estimated Step Duration

PRODUCT & TECHNOLOGY ROADMAP


Technology Maturation & Commercialization FY2016-FY2019
PB3-Gen1
Over 3kW peak payload power available using new PTO[1]
PB3-Gen2
Updated PTO[1] with new modular high efficiency energy storage system
PB3-Gen3
Gen 2 PTO[1] and energy storage system with advanced, lighter hull design for improved power generation
PB15-Gen1
PB3-Gen3 with up to 20X higher average power output, with relatively small increase in size and weight
PBX
Next-gen power levels; advanced hydro-dynamics, energy storage, and controls

- Focused on rapid product validation and cost-out
- PB3-Gen2 fully commercial

1. Power Takeoff (PTO)

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FISCAL YEARS 18 & 19 OBJECTIVES

Creating demand, expanding delivery capabilities, and driving market adoption by:

- Expanding marketing and business development footprint
- Securing customer demonstration projects which lead to commercial revenues
- Securing strategic partnerships for supply, manufacturing and field service
- Building additional PowerBuoys for immediate market demands



MARINE
TECHNOLOGY
REPORTER
November/December 2015
www.marinetechnologynews.com
OPT and its innovative wave
Power Play
Offshore Report
Depth of Deepwater Downturn
Marine Growth
Decommisioning Considerations
River Deltas
& Fresh Water Monitoring
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SUMMARY

- Leading offshore power innovation
- Commercial ready product
- Strong IP portfolio
- Strong market pull

How to Contact Us:

www.oceanpowertechnologies.com

Investor Contact:
Andrew J. Barwicki
Investor Relations
P: (516) 662-9461
andrew@barwicki.com

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Poised for Growth through Commercialization and Sustainable Revenues

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BACK UP SLIDES


BUOY
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SOURCES

Total Addressable Market
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report

Oil & Gas
Source: U.S. Bureau of Safety and Environmental Enforcement

Ocean Observing
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report

Defense & Security
Global Border and Maritime Security Market Executive Summary, Frost and Sullivan report, February 2014

Communications
2015 Frost & Sullivan Oil & Gas Satellite Communications market report


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MARKETS - SUPPORTING INFORMATION

Oil & Gas
Greater than 10,000 sites are currently in operation or ready for decommissioning.

Ocean Observing
Estimated total addressable market is $2B for 5 fiscal years beginning 2017.
The market was refined for in-situ vs remote systems and also for the different types of in-situ systems such as fixed vs mobile; this was based on data from 2 publicly available reports.

Defense & Security
Estimated total addressable market is $3.5B based on whether applications are coastal, remote, or aerial systems.

Communications
The estimated total addressable market is $0.5B for 5 fiscal years beginning 2017.



PB3 PowerBuoy Commercial Design

- Compact and easily transported
- Shippable using standard 40-foot ISO shipping containers
- Deployed using standard marine equipment and methods
- Designed for three-year maintenance cycle as compared to one-year or less for incumbent solutions
- Survivable design for 100-year storm conditions


•THANK YOU•
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